                                                                 PHOTOGEN L.L.C.
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                                     CONTENTS

INDEPENDENT AUDITORS' REPORT                                             2


FINANCIAL STATEMENTS
     Balance Sheets                                                      4
     Statements of Operations and Members' Capital                       5
     Statements of Cash Flows                                            6
     Notes to Financial Statements                                     7-8

                                                                PHOTOGEN L.L.C.
                                                  (A DEVELOPMENT STAGE COMPANY)

                                                                     CONTENTS

Independent Auditors' Report

Board of Directors
Photogen L.L.C.
Knoxville, Tennessee

We have audited the accompanying balance sheet of Photogen L.L.C., a development stage company, as of December 31, 1996, and the related statements of operations, members' capital and cash flows for the period from November 3, 1996 (inception) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Photogen L.L.C. at December 31, 1996, and the results of its operations and its cash flows for the period from November 3, 1996 (inception) to December 31, 1996, in conformity with generally accepted accounting principles.

                                                                PHOTOGEN L.L.C.
                                                  (A DEVELOPMENT STAGE COMPANY)

                                                                     CONTENTS

/s/ BDO Seidman, LLP
Chicago, Illinois
July 9, 1997

                                                                PHOTOGEN L.L.C.
                                                  (A DEVELOPMENT STAGE COMPANY)

                                                                  BALANCE SHEETS

                                               December 31,        March 31,
                                                       1996            1997
-------------------------------------------------------------------------------
                                                                  (unaudited)
ASSETS
     Patent                                         $  5,551       $  5,551
     Accumulated amortization                             62             62
-------------------------------------------------------------------------------
                                                    $  5,489       $  5,489
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MEMBERS' CAPITAL
     Members' capital                               $  5,489       $  5,489
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                PHOTOGEN L.L.C.
                                                  (A DEVELOPMENT STAGE COMPANY)

                                    STATEMENT OF OPERATIONS AND MEMBERS' CAPITAL

                                        Period from         Three
                                        November 3,        months    Cumulative
                                            1996 to         ended       amounts
                                       December 31,     March 31,         since
                                               1996          1997     inception
-------------------------------------------------------------------------------
                                                      (unaudited)   (unaudited)
EXPENSES                                 $  (1,779)    $  (3,511)    $  (5,290)
                                                                     ----------
                                                                     ----------
CONTRIBUTED CAPITAL                           7,268         3,511

MEMBERS' CAPITAL, at
beginning of period                               -         5,489
-----------------------------------------------------------------
-----------------------------------------------------------------

MEMBERS' CAPITAL, at end of
period                                     $  5,489      $  5,489
-----------------------------------------------------------------
-----------------------------------------------------------------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                PHOTOGEN L.L.C.
                                                  (A DEVELOPMENT STAGE COMPANY)

                                                         STATEMENT OF CASH FLOWS

                                        Period from         Three
                                        November 3,        months    Cumulative
                                            1996 to         ended       amounts
                                       December 31,     March 31,         since
                                               1996          1997     inception
-------------------------------------------------------------------------------
                                                      (unaudited)   (unaudited)
CASH FLOWS FROM OPERATING
ACTIVITIES
     Net loss                            $  (1,779)    $  (3,511)    $  (5,290)
     Adjustments to reconcile net loss
     to net cash used in
     operating activities                        62             -            62
-------------------------------------------------------------------------------
Net cash used in operating activities       (1,717)       (3,511)       (5,228)
-------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
     Patent costs                           (5,551)             -       (5,551)
-------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from capital contributions      7,268         3,511        10,779
-------------------------------------------------------------------------------
NET INCREASE (DECREASE)                           -             -             -

CASH, at beginning of period                      -             -             -
-------------------------------------------------------------------------------

                                                                PHOTOGEN L.L.C.
                                                  (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


CASH, at end of period                   $        -    $        -    $        -
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


1.   ORGANIZATION AND
     SIGNIFICANT ACCOUNTING
     POLICIES                    Photogen L.L.C. and its successor Photogen,
                                 Inc. (the "Company") is a development stage
                                 company that is attempting to
     NATURE OF                   develop proprietary laser-based technologies to
     OPERATIONS                  enhance the safety and efficacy of photodynamic
                                 therapy ("PDT") and photodynamic imaging for the diagnosis and treatment of cancer and infectious diseases.

                                 Photogen, L.L.C. was a limited liability company ("LLC") and was a partnership for income tax reporting purposes. The financial statements do not reflect assets the members may have outside their interests in the LLC, nor any obligations, including income taxes, of the individual members.

     INTERIM FINANCIAL
     STATEMENTS                  The financial information as of March 31, 1997
                                 and with respect to the three months ended
                                 March 31, 1997 is unaudited. In the opinion of management, such information contains all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of the results for such periods.
                                 The information is not necessarily indicative of the results of operations to be expected for the fiscal year end.

                                                                PHOTOGEN L.L.C.
                                                  (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

     ESTIMATES                   The financial statements include estimated
                                 amounts and disclosures based on management's assumptions about future events. Actual results may differ from those estimates.

     PATENTS Patents are amortized over the life of the patents on the straight-line method.

2.   CONTRIBUTED CAPITAL         Members of the Company contribute capital to
                                 fund expenses that are incurred.

3.   SUBSEQUENT EVENT            In May 1997, Photogen, L.L.C. dissolved and
                                 conveyed all of its assets ultimately to Photogen, Inc. On May 15, 1997, the Company was acquired by MT Financial Group through a reverse merger transaction in which the Company was the surviving corporation after the merger.

                   M T Financial Group, Inc. and Subsidiaries
              Pro Forma Condensed Consolidated Financial Statements


On May 15, 1997, M T Financial Group, Inc. (an inactive public shell) through its wholly owned subsidiary effected a reverse merger with Photogen, Inc., successor to Photogen, L.L.C. ("Photogen"). Legally Photogen will be a wholly owned subsidiary of M T Financial Group, Inc.

For financial reporting purposes, Photogen is deemed to be the acquiring entity. The transaction has been reflected in the accompanying pro forma financial statements as (1) a recapitalization of Photogen (consisting of a 48,000 for 1 stock split and change in par value) and (2) an issuance of shares by Photogen in exchange for all of the outstanding shares of M T Financial Group, Inc. Upon completion of the transaction, Photogen's shareholders will own approximately 66% of the combined company.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The condensed consolidated balance sheet assumes the acquisition took place on that date. The condensed consolidated statements of operations for the year ended December 31, 1996 and the three months ended March 31, 1997 are based upon the historical statements of operation of the Company and Photogen for those periods. The pro forma condensed consolidated statements of operations assume the acquisition took place on January 1, 1996.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and Photogen.

                   M T Financial Group, Inc. and Subsidiaries
         Notes to Pro Forma Condensed Consolidated Financial Statements
                                   (Unaudited)


NOTE A -- The pro forma adjustments to the condensed consolidated balance sheet are as follows:

(1)  To reflect the recapitalization and merger of the Company and Photogen.

     Recapitalization
         Capital contribution                     $2,164,800
         Recapitalization of Photogen                (24,000)
         Transaction costs:
             Broker fees                180,000
             Legal and other costs      120,000     (300,000)
                                        -------
         M T Financial Group, Inc.
             accumulated deficit                  (1,122,828)
                                                  ----------

     Adjustment to additional paid-in capital       $717,972
                                                  ----------

     Attorney fees for patent application            $18,511
                                                  ----------

NOTE B -- The pro forma adjustments to the condensed statements of operations are as follows:


(2)  Adjustments to expenses:

                                              Year Ended
                                             December 31,    Three Months Ended
                                                    1996         March 31, 1997
                                                    ----         --------------

     Amortization of patents over 20
     years using the straight-line method         $1,200                   $300
                                                  ------                   ----

                   M T Financial Group, Inc. and Subsidiaries
                 Pro Forma Condensed Consolidated Balance Sheet
                                   (Unaudited)

                                December 31, 1996


                                        M T
                                  Financial Photogen
                                Group, Inc.   L.L.C. Adjustments    Pro Forma
                                ----------- -------- -----------    ---------

Current assets:
     Cash and cash equivalents       66,657        0    (58,511)(1)     8,146
     Interest receivable             31,094        0                   31,094
                                --------------------------------    ---------
     Total current assets            97,751        0    (58,511)       39,240

United States Treasury Notes      1,107,715        0  1,887,589 (1) 2,995,304
Patent                                    0    5,489     18,511 (1)    24,000
                                --------------------------------     ---------

     Total assets                 1,205,466    5,489  1,847,589     3,058,544
                                --------------------------------    ---------
                                --------------------------------    ---------

Current liabilities:
     Accounts payable                 2,841        0          0         2,841
                                --------------------------------    ---------

Shareholders' equity:
     Common stock                    29,211        0      6,789 (1)    36,000
     Additional paid-in capital   2,269,652    7,268    717,972 (1) 2,994,892
     Accumulated deficit         (1,122,828)  (1,779) 1,122,828 (1)    (1,779)
     Unrealized holding gain         26,590        0          0        26,590
                                --------------------------------    ---------
     Total shareholders' equity   1,202,625    5,489  1,847,589     3,055,703
                                --------------------------------    ---------

     Total liabilities and
       shareholders' equity       1,205,466    5,489  1,847,589     3,058,544
                                --------------------------------    ---------
                                --------------------------------    ---------

 See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

                   M T Financial Group, Inc. and Subsidiaries

            Pro Forma Condensed Consolidated Statement of Operations
                                   (Unaudited)

                          Year Ended December 31, 1996

                                 M T
                           Financial    Photogen
                         Group, Inc.      L.L.C.    Adjustments       Pro Forma
                         -----------      ------    -----------       ---------

Revenues
   Investment income          77,861           0              0          77,861

Expenses
   General and
   administrative             80,272       1,779          1,200 (2)      83,251
                           ------------------------------------       ---------

Net Loss                      (2,411)     (1,779)        (1,200)         (5,390)
                           ------------------------------------       ---------
                           ------------------------------------       ---------

 See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

                   M T Financial Group, Inc. and Subsidiaries

            Pro Forma Condensed Consolidated Statement of Operations
                                   (Unaudited)

                        Three Months Ended March 31, 1997

                                 M T
                           Financial     Photogen
                         Group, Inc.       L.L.C.     Adjustments   Pro Forma
                         -----------       ------     -----------   ---------

Revenues
   Investment income          19,459            0               0      19,459

Expenses
   General and
   administrative             14,507        3,511             300      18,318
                         ----------------------------------------   ---------

Net Income (Loss)              4,952       (3,511)           (300)      1,141
                         ----------------------------------------   ---------
                         ----------------------------------------   ---------

 See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)